COMMON SHARES Shares
            OF BENEFICIAL INTEREST

Number      PAR VALUE $.001

            ORGANIZED UNDER THE LAWS
            OF THE STATE OF DELAWARE

            The Shares represented by this            THIS CERTIFICATE
            certificate may not be owned or           IS TRANSFERABLE IN
            transferred, directly or indirectly,      BOSTON OR IN NEW YORK CITY
            by or to (I) the United States, or
            any state or political subdivision
            thereof, any foreign government, any      CUSIP
            international organization, or any        SEE REVERSE FOR CERTAIN
            agency or instrumentality of any of       DEFINITIONS
            the foregoing, (II) any organization
            (other than a farmer's cooperative
            described in ss. 521 of the Internal
            Revenue Code of 1988, as amended
            (the "Code")) that is exempt from
            the tax imposed by 28 U.S.C. ss.ss.
            1-1399 and not subject to the tax
            imposed by 28 U.S.C. ss. 511; or
            (III) any rural electric or
            telephone cooperative described in
            ss. 1381(A)(2)(C) of the Code.


              BLACKROCK CALIFORNIA INSURED MUNICIPAL INCOME TRUST


      THIS CERTIFIES THAT




      IS THE OWNER OF


            FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF


      BlackRock California Insured Municipal Income Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                  Witness the facsimile signatures of the duly authorized officers of the Trust.

      DATED:

      COUNTERSIGNED AND REGISTERED:
           EQUISERVE TRUST COMPANY N.A.
                        (BOSTON)
BY             TRANSFER AGENT AND REGISTRAR



               AUTHORIZED SIGNATURE          SECRETARY                 PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM   -   as tenants in common          UNIF GIFT MIN ACT--............Custodian............
         TEN ENT   -   as tenants by the entireties                          (Cust)             (Minor)
         JT TEN    -   as joint tenants with right
                       of survivorship and not as                       Act..............................
                       tenants in common                                                (State)

     Additional abbreviations may also be used though not in the above list.



For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

________________________________Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________Attorney to transfer the said shares on the books of the within- named Trust, with full power of substitution in the premises.

Dated___________________


                                      X_________________________________________


                                      X_________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By _________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15.

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